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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2006

                            DIGITAL POWER CORPORATION
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             (Exact name of registrant as specified in its charter)

        California                        1-12711                 94-1721931
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(State or other jurisdiction            (Commission            (I.R.S. Employer
     of incorporation)                   File No.)           Identification No.)

                 41920 Christy Street, Fremont, California 94538
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               (Address of principal executive offices) (Zip Code)

                                 (510) 657-2635
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

          On June 13, 2006, Digital Power Corporation (the "Company") received a written notice from the American Stock Exchange (the "AMEX") notifying the Company it has evidenced compliance with the requirements necessary for continued listing on the AMEX, subject to the provisions of section 1009 (h) of the AMEX Company Guide which reads as follows:

         "If the company, within 12 months of the end of the Plan Period (including any early termination of the Plan Period under the procedures described in paragraph (g)), is again determined to be below continued listing standards, the Exchange staff will examine the relationship between the two incidents of falling below continued listing standards and re-evaluate the company's method of financial recovery from the first incident. It will then take appropriate action, which, depending upon the circumstances, may include truncating the procedures described above or immediately initiating delisting proceedings."

         Previously, on May 3, 2005, the Company had announced that it was subject to delisting because of its shareholders' equity of less than $4,000,000, losses from continuing operations, and/or net losses in three out of its four most recent fiscal years. In order to maintain its AMEX listing, the Company submitted a recovery plan on June 3, 2005, advising the AMEX of actions it had taken or would take to bring the Company into compliance with the continued listing standards within a maximum of 18 months. On June 28, 2005, the AMEX approved the Company's recovery plan and allowed uninterrupted trading of the Company's common stock

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

  Exhibit No.                     Exhibit Description
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     99          Press release dated June 19, 2006 titled "Digital Power
                 Corporation Reports Reinstatement of continued listing On AMEX"

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DIGITAL POWER CORPORATION,
                                           a California Corporation


Dated: June 20, 2006                       /s/ Jonathan Wax
                                           -------------------------------------
                                           Jonathan Wax,
                                           Chief Executive Officer and President

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                                  EXHIBIT INDEX

  Exhibit No.                     Description
  -----------    ---------------------------------------------------------------
     99          Press release dated June 19, 2006 titled "Digital Power
                 Corporation Reports Reinstatement of continued listing On AMEX"